UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/04/2008

Turbine Truck Engines Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  -

DE
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

917 Biscayne Blvd.
Suite 6
Deland, Florida 32724
(Address of principal executive offices, including zip code)

386-943-8358
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) On January 31, 2008, the Company's President and Director, James A. Teters Jr., tendered his resignation to the Company. There are no material disagreements between Mr. Teters and the Company, and Mr. Teters's resignation was voluntary. Mr. Teters has agreed to remain as a consultant for the company.

(b) On February 4, 2008 the Company approved the appointment of Michael H. Rouse as President. The board has voted Mr. Rouse interum President until such time an industry professional can be recruted to fill that position. Mr. Rouse currently serves as Chairman & CEO of the company.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Turbine Truck Engines Inc.

Date: February 04, 2008	By:	/s/ Michael H. Rouse
Michael H. Rouse
Chairman & CEO